                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

         Delaware                        1-14120                 52-1611421
     (State or other                 Commission File          (I.R.S. Employer
 jurisdiction of incorporation)         Number)              Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

"Pool Percentages" for Named Participants under Bonus Plan

     As previously reported on a Form 8-K dated January 31, 2007, on January 31,
2007 the  Compensation  Committee of the Board of  Directors  of Blonder  Tongue
Laboratories,  Inc. (the  "Company")  determined  that the  following  executive officers would be  participants  in the Blonder Tongue  Executive  Officer Bonus
Plan for the fiscal year ending  December 31, 2007 ("Bonus  Year"):  Peter Daly,
Alan Horvath,  James A. Luksch, Kant Mistry,  Emily Nikoo, Robert J. Palle, Jr.,
Eric Skolnik, and Norman Westcott (each a "Plan Participant",  and collectively, the "Plan Participants").

     The Plan  Participants will be entitled to share in a Bonus Pool based upon a subjectively determined allocation, which allocation is set forth in the table below. As also previously  reported,  the Bonus Pool will be equal to the sum of
(i) forty  percent  (40%) of the first  $1,000,000  (or portion  thereof) of the
Company's  pre-tax  income,  plus (ii)  twenty  percent  (20%) of the  Company's pre-tax income,  in excess of $1,000,000,  but less than or equal to $2,000,000, plus (iii) ten  percent  (10%) of the  Company's  pre-tax  income,  in excess of
$2,000,000,  all as set forth on the Company's audited financial  statements for the Bonus Year (in all cases  calculated  before taking into account any accrual for such Bonus Pool); provided,  however, that in no event will the Bonus
Pool  exceed  the  sum of  the  Base  Salary  (as  defined  below)  of all  Plan
Participants,  in the aggregate.  The maximum bonus that may be paid to any Plan
Participant,  regardless  of the  size of the  Bonus  Pool,  is 100% of the Plan
Participant's  base  salary as of January 1 in any Bonus Year  ("Base  Salary").
Also, no bonus will be paid to any Plan Participant unless the Bonus Pool equals or exceeds $90,000.  Pursuant to the terms of the Executive  Officer Bonus Plan, the Compensation  Committee has full authority to decrease the amount that would otherwise be payable to any participant for the Bonus Year.

     On April 27, 2007, the Compensation Committee determined the allocations of the Bonus Pool among the Plan Participants,  which allocations are also known as the  Pool  Percentage.  The Pool  Percentage  for each  Plan  Participant  is as follows:

------------------------------ ---------------------------------
            Name                      Pool Percentage
------------------------------ ---------------------------------
         Peter Daly                        0.0845
------------------------------ ---------------------------------
        Alan Horvath                       0.0873
------------------------------ ---------------------------------
        James Luksch                       0.2423
------------------------------ ---------------------------------
         Kant Mistry                       0.0877
------------------------------ ---------------------------------
         Emily Nikoo                       0.0909
------------------------------ ---------------------------------
        Robert Palle                       0.1475
------------------------------ ---------------------------------
        Eric Skolnik                       0.0903
------------------------------ ---------------------------------
       Norman Westcott                     0.0821
------------------------------ ---------------------------------

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:  /s/ Erick Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: May 3, 2007

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